©2016 Matthews International Corporation. All Rights Reserved. INVESTOR PRESENTATION 4th QUARTER FISCAL 2016 Exhibit 99.1

©2016 Matthews International Corporation. All Rights Reserved. Business Overview 2

©2016 Matthews International Corporation. All Rights Reserved. Disclaimer Any forward-looking statements with respect to Matthews International Corporation (the “Company”) in connection with this discussion are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company’s results to differ from those discussed today are set forth in the Company’s Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission (“SEC”). The Company periodically provides information derived from consolidated financial data which is not presented in the consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Certain of this information are considered “non-GAAP financial measures” under the SEC rules. The Company believes that this information provides management and investors with a useful measure of the Company’s financial performance on a comparable basis. These non-GAAP financial measures are supplemental to the Company’s GAAP disclosures and should not be considered an alternative to the GAAP financial information. The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition-related items, adjustments related to intangible assets, litigation items, and strategic initiative and other charges, which includes non-recurring charges related to operational initiatives and exit activities. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company has presented adjusted free cash flow as supplemental measures of cash flow that is not required by, or presented in accordance with, GAAP. Management believes that adjusted free cash flow provides relevant and useful information, which is widely used by analysts and investors as well as by our management. Adjusted free cash flow provides management with insight on the cash generated by operations, excluding certain expenses, above and beyond the annual capital expenditures. This measure allows management, as well as analysts and investors, to assess the Company’s ability to pursue growth and investment opportunities designed to increase Shareholder value. The Company also has presented adjusted operating profit and believes that it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing both consolidated and segment performance. Adjusted operating profit provides the Company with an understanding of the results from the primary operations of its business by excluding the effects of certain acquisition costs and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating the underlying primary operating performance of the Company’s segments and business overall on a consistent basis. Similarly, the Company believes that EBITDA and adjusted EBITDA provide relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition costs and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure performance as well as strategic planning and forecasting. The Company has also presented adjusted earnings per share and believes it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the per share effects of certain acquisition costs and items that do not reflect the ordinary earnings of our operations. This measure provides management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, this measure may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. Lastly, the Company has presented adjusted net income and believes it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing financial performance. Adjusted net income provides the Company with an understanding of the results from the primary operations of its business by excluding the effects of certain acquisition costs and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating the underlying performance of the business. 3

©2016 Matthews International Corporation. All Rights Reserved. Matthews  Founded in 1850 – headquartered in Pittsburgh, PA  Three business segments:  SGK Brand Solutions  Memorialization  Industrial Technologies  Over 10,000 employees  Over 25 countries  NASDAQ – 32.1 million shares outstanding, as of Sept. 30, 2016 4

©2016 Matthews International Corporation. All Rights Reserved. 51% 8% 41% Memorialization SGK Brand Solutions Industrial Technologies 5 Fiscal 2016 Sales

©2016 Matthews International Corporation. All Rights Reserved. SGK BRAND SOLUTIONS 6

©2016 Matthews International Corporation. All Rights Reserved. SGK Brand Solutions 7 Brand Development Brand Deployment Create Brand Performance Improved top- line growth Activate Improved bottom-line performance = + Premedia Tooling Merchandising Delivering Brand Performance

©2016 Matthews International Corporation. All Rights Reserved. SGK Brand Solutions 8 The full U.K. packaging portfolio for Kit Kat was redesigned by Anthem, a global creative agency that is part of the brand development business of the SGK Brand Solutions segment. The SGK Brand Solutions segment produces gravure printing and embossing tools used in the packaging, wallpaper and tobacco industries. iDL Worldwide, a brand services firm within the SGK Brand Solutions segment, brought Sunglass Hut’s “Punk- It-Up!” campaign to life with this pop-up experience in New York City.

©2016 Matthews International Corporation. All Rights Reserved. MEMORIALIZATION 9

©2016 Matthews International Corporation. All Rights Reserved. 10 Building signs are an example of the segment’s architectural product offerings. Memorialization Matthews is well known for its heritage of creating beautiful, time-tested bronze memorials. The segment designs unique glass-front niches to meet the growing demand for cremation memorialization.

©2016 Matthews International Corporation. All Rights Reserved. 11 Memorialization The Company is a leading manufacturer and distributor of caskets (wood, metal and cremation) in North America. The Super Power Pak III Plus cremation unit has some of the most advanced features in combustion technology as well as industry leading performance, reliability and support.

©2016 Matthews International Corporation. All Rights Reserved. 12 Memorialization  Casketed Deaths vs. Total Deaths Company estimates. Data compiled from CDC, US Census Bureau, Industry reports and internal projections.

©2016 Matthews International Corporation. All Rights Reserved. INDUSTRIAL TECHNOLOGIES 13

©2016 Matthews International Corporation. All Rights Reserved. 14 Industrial Technologies Non-contact ink-jet printing units apply print on products. Driven by sophisticated automation software and controls, multiple integrated distribution and fulfillment systems (including laser-based identification and dimensioning technologies) communicate in a warehouse to identify and route items and parcels through the facility and out to a customer. Pick-to-Light systems use light indicators for sorting and control of merchandise.

©2016 Matthews International Corporation. All Rights Reserved. Financial Overview 15

©2016 Matthews International Corporation. All Rights Reserved. Key Elements of Long-Term EPS Growth  Internal Growth  Expand market presence of existing products  Manufacturing/cost structure improvements  New product development  Acquisitions  Primary objective to support strategic business plans  Achieve long-term annual return (EBITDA) of 15% on invested capital  Share Repurchases  Repurchase in periods of excess cash flow  Current remaining authorization – 2.0 million shares 16

©2016 Matthews International Corporation. All Rights Reserved. Consolidated Results 17 2014 2015 2016 Sales 1,106,597$ 1,426,068$ 1,480,464$ Operating Profit 81,522$ 105,023$ 118,815$ Adj. Operating Profit (a) 120,120$ 141,906$ 154,872$ EBITDA (b) 120,921$ 173,043$ 185,646$ Adj. EBITDA (c) 172,071$ 215,974$ 239,586$ EPS - GAAP 1.49$ 1.91$ 2.03$ Adj. EPS (d) 2.74$ 3.03$ 3.38$ (Dollars in thousands, except per share data) Fiscal year ended September 30, (a) Adjusted operating profit reflects certain adjustments to facilitate comparability. See reconciliation at Appendix A. (b) EBITDA represents earnings before interest expense, income taxes, depreciation and amortization. See reconciliation at Appendix B. (c) Adjusted EBITDA represents EBITDA plus stock compensation expense and the non-service cost portion of pension/post-retirement expense, and also reflects certain adjustments to facilitate comparability. See reconciliation at Appendix B. (d) Adjusted earnings per share reflects certain adjustments to facilitate comparability and excludes intangible amortization and the non-service cost portion of pension/post-retirement expense. See reconciliation at Appendix C.

©2016 Matthews International Corporation. All Rights Reserved. Segment Results – Sales 18 (Dollars in thousands) 2014 2015 2016 Sales: SGK Brand Solutions 497,328$ 798,339$ 755,975$ Memorialization 508,420 508,058 610,142 Industrial Technologies 100,849 119,671 114,347 Consolidated 1,106,597$ 1,426,068$ 1,480,464$ Fiscal year ended September 30,

©2016 Matthews International Corporation. All Rights Reserved. Segment Results – Operating Profit 19 (Dollars in thousands) 2014 2015 2016 Operating Profit: SGK Brand Solutions 2,536$ 21,864$ 42,909$ Memorialization 67,937 70,064 68,252 Industrial Technologies 11,049 13,095 7,654 Consolidated 81,522$ 105,023$ 118,815$ Adjusted Operating Profit:* SGK Brand Solutions 33,932$ 61,327$ 67,901$ Memorialization 74,919 67,484 78,685 Industrial Technologies 11,269 13,095 8,286 Consolidated 120,120$ 141,906$ 154,872$ Fiscal year ended September 30, * Adjusted operating profit reflects certain adjustments to facilitate comparability. See reconciliation at Appendix A. .

©2016 Matthews International Corporation. All Rights Reserved. Adjusted Free Cash Flow 20 (Dollars in thousands) 2014 2015 2016 Net Income 42,625$ 63,449$ 66,749$ Adjustments to Net Income (1) 27,416 20,481 23,742 Adjusted Net Income 70,041 83,930 90,491 Depreciation and Amortization 42,864 62,620 65,480 Stock-Based Compensation 6,812 9,097 10,612 Pension Cost (non-service portion) 4,020 5,677 8,413 Subtotal 123,737 161,324 174,996 Capital Expenditures (29,237) (48,251) (41,682) Adjusted Free Cash Flow (2) 94,500$ 113,073$ 133,314$ Cash Provided from Operating Activities 90,679$ 141,064$ 140,274$ Fiscal year ended September 30, (1) Adjusted net income reflects certain adjustments, net of tax, to facilitate comparability. See reconciliation at Appendix D. (2) See Disclaimer (Page 3) for Management’s assessment of supplemental information related to adjusted free cash flow.

©2016 Matthews International Corporation. All Rights Reserved. Earnings Per Share 21 Note: Adjusted earnings per share reflects certain adjustments to facilitate comparability and other adjustments. See reconciliation at Appendix C. Earnings Per Share Adjusted Earnings Per Share

©2016 Matthews International Corporation. All Rights Reserved. EBITDA (Dollars in millions) 22 Note: EBITDA represents earnings before interest expense, income taxes, depreciation and amortization. See reconciliation at Appendix B. Adjusted EBITDA represents EBITDA plus certain expenses, and also reflects certain adjustments to facilitate comparability. See reconciliation at Appendix B. EBITDA Adjusted EBITDA

©2016 Matthews International Corporation. All Rights Reserved. Common Stock Price 23 Note: Stock price obtained from NASDAQ for each respective month-end period.

©2016 Matthews International Corporation. All Rights Reserved. Recent Highlights  Reported record sales of $1.48 billion in fiscal 2016  2016 GAAP EPS of $2.03; Adjusted EPS of $3.38, an increase of 11.6% and a new record for the Company  Increased quarterly dividend 13.3% to 17.0 cents (November 2016)  22nd consecutive annual dividend increase since the Company’s IPO  Reported operating cash flow of $140.3 million in fiscal 2016  Sales of $462.3 million (31% of total) generated outside the U.S. in fiscal 2016  SGK and Aurora acquisition integrations progressing well  Analyst coverage:  CJS Securities (D. Moore)  Great Lakes Review (E. Schlang)  Macquarie Securities Group (J. Clement)  Wunderlich Securities (L. Burke) 24

©2016 Matthews International Corporation. All Rights Reserved. Institutional Shareholders 25 Shares 9/30/2016 Franklin Advisory Services, LLC 3,076,999 BlackRock Institutional Trust Company, N.A. 2,995,151 The Vanguard Group, Inc. 2,787,747 Wellington Management Company, LLP 1,429,727 Dimensional Fund Advisors, L.P. 1,330,422 T. Rowe Price Associates, Inc. 1,298,522 Clarkston Capital Partners, LLC 1,198,972 Fidelity Management & Research Company 964,899 Channing Capital Management, LLC 936,977 Emerald Advisers, Inc. 757,919 Top Ten Institutions 16,777,335 52% of outstanding shares 229 Institutions 9,516,330 Total Institutional Ownership 26,293,665 82% of outstanding shares Note: Institutional share information obtained from NASDAQ as of September 30, 2016.

©2016 Matthews International Corporation. All Rights Reserved. Appendices 26

Appendix A

Adjusted Operating Profit

Non-GAAP Reconciliation

Matthews INTERNATIONAL

(Dollars in thousands)	Fiscal year ended September 30,					
	2014		2015		2016	
SGK Brand Solutions						
Operating Profit	$	2,536	$	21,864	$	42,909
Acquisition-related items		28,214		33,605		24,872
Intangible asset write-offs		-		4,842		-
Strategic initiative and other charges (1)		3,182		1,016		120
Adjusted Operating Profit	$	33,932	$	61,327	$	67,901
Memorialization						
Operating Profit	$	67,937	$	70,064	$	68,252
Acquisition-related items		448		5,260		11,022
Litigation matter		3,027		(8,996)		-
Strategic initiative and other charges (1)		3,507		1,156		(589)
Adjusted Operating Profit	$	74,919	$	67,484	$	78,685
Industrial Technologies						
Operating Profit	$	11,049	$	13,095	$	7,654
Acquisition-related items		-		-		-
Strategic initiative and other charges (1)		220		-		632
Adjusted Operating Profit	$	11,269	$	13,095	$	8,286
Consolidated						
Operating Profit	$	81,522	$	105,023	$	118,815
Acquisition-related items		28,662		38,865		35,894
Intangible asset write-offs		-		4,842		-
Litigation matter		3,027		(8,996)		-
Strategic initiative and other charges (1)		6,909		2,172		163
Adjusted Operating Profit	$	120,120	$	141,906	$	154,872

Note: See Disclaimer (Page 3) for Management's assessment of supplemental information related to adjusted operating profit.
(1) – See Disclosure (Page 3).

©2016 Matthews International Corporation. All Rights Reserved.
27

©2016 Matthews International Corporation. All Rights Reserved. EBITDA and Adjusted EBITDA Non-GAAP Reconciliation 28 Appendix B (Dollars in thousands) 2014 2015 2016 Net Income 42,625$ 63,449$ 66,749$ Interest expense 12,628 20,610 24,344 Income taxes 22,805 26,364 29,073 Depreciation and Amortization 42,864 62,620 65,480 EBITDA 120,921$ 173,043$ 185,646$ Acquisition-related items 28,662 38,865 34,674 Intangible asset w rite-offs 4,842 - Litigation matter 3,027 (8,996) - Strategic initiative and other charges (1) 8,629 4,968 241 Pension settlement - (11,522) - Stock-based compensation 6,812 9,097 10,612 Pension and postretirement expense (2) 4,020 5,677 8,413 Adjusted EBITDA 172,071$ 215,974$ 239,586$ Note: See Disclaimer (Page 3) for Management’s assessment of supplemental information related to EBITDA and adjusted EBITDA. (1) See Disclosure (Page 3). Fiscal year ended September 30, (2) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

©2016 Matthews International Corporation. All Rights Reserved. Adjusted Earnings Per Share Non-GAAP Reconciliation 29 Appendix C 2014 2015 2016 EPS - GAAP 1.49$ 1.91$ 2.03$ Acquisition-related items 0.71 0.79 0.74 Intangible asset w rite-offs 0.10 - Litigation matter 0.07 (0.18) - Strategic initiative and other charges (1) 0.22 0.14 0.01 Pension settlement - (0.24) - Theft and related costs - - - Pension and postretirement expense (2) 0.09 0.12 0.17 Intangible amortization expense 0.16 0.39 0.43 Adjusted EPS 2.74$ 3.03$ 3.38$ (1) See Disclosure (Page 3). Fiscal year ended September 30, Note: See Disclaimer (Page 3) for Management’s assessment of supplemental information related to adjusted earnings per share. All per-share amounts are net of tax. (2) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

©2016 Matthews International Corporation. All Rights Reserved. Adjusted Net Income Non-GAAP Reconciliation 30 Appendix D (Dollars in thousands) Pretax After Tax Pretax After Tax Pretax After Tax Net Income 66,076$ 42,625$ 89,652$ 63,449$ 95,234$ 66,749$ Acquisition-related items 28,662 19,490 38,865 26,428 34,674 23,578 Intangible asset w rite-offs - - 4,842 3,293 - - Litigation matter 3,027 2,058 (8,996) (6,117) - - Strategic initiative and other charges (1) 8,629 5,868 4,968 3,378 241 164 Pension settlement - - (11,522) (7,835) - - Tax related - 1,334 - Adjusted Net Income 70,041$ 83,930$ 90,491$ 2016 Fiscal year ended September 30, (1) See Disclosure (Page 3). 20152014 Note: See Disclaimer (Page 3) for Management’s assessment of supplemental information related to adjusted net income. Adjusted net income reflects non-GAAP adjustments at an effective tax rate of 32.0%.